Exhibit 1.1

11,666,667 Shares

SWITCH AND DATA, INC.

Common Stock

FORM OF UNDERWRITING AGREEMENT

[•], 2007

DEUTSCHE BANK SECURITIES INC.

JEFFERIES & COMPANY, INC.,

As Representatives of the Several Underwriters,

c/o Deutsche Bank Securities Inc.

60 Wall Street

New York, N.Y. 10005

Dear Sirs:

1. Introductory. Switch and Data, Inc., a Delaware corporation (the “Issuer”), proposes to issue and sell 9,000,000 shares of its Common Stock, par value $0.0001 per share (the “Securities”), and the stockholders listed in Schedule A hereto (the “Selling Stockholders”) propose severally to sell an aggregate of 2,666,667 outstanding shares of the Securities (such 11,666,667 shares of Securities being hereinafter referred to as the “Firm Securities”), to the Underwriters (as defined below), for whom Deutsche Bank Securities Inc. (“Deutsche Bank”) and Jefferies & Company, Inc. (“Jefferies”) are acting as Representatives (the “Representatives”).

The Selling Stockholders also propose to sell to the Underwriters, at the option of the Underwriters, an aggregate of not more than 1,750,000 additional outstanding shares of the Issuer’s Securities as set forth below (such 1,750,000 additional shares being hereinafter referred to as the “Optional Securities”). The Firm Securities and the Optional Securities are herein collectively called the “Offered Securities”.

As part of the offering contemplated by this Agreement, Deutsche Bank (in such capacity, the “Designated Underwriter”) has agreed to reserve out of the Firm Securities purchased by it under this Agreement, up to 583,333 shares, for sale to the Company’s directors, officers, employees and other parties associated with the Company (collectively, “Participants”), as set forth in the Prospectus (as defined herein) under the heading “Underwriting” (the “Directed Share Program”). The Firm Securities to be sold by the Designated Underwriter pursuant to the Directed Share Program (the “Directed Shares”) will be sold by the Designated Underwriter pursuant to this Agreement at the public offering price. Any Directed Shares not subscribed for by the end of the business day on which this Agreement is executed will be offered to the public by the Underwriters as set forth in the Prospectus.

The Issuer is a wholly owned subsidiary of Switch & Data Facilities Company, Inc., a Delaware corporation (the “Company”). In connection with the offering contemplated by this Agreement, the Issuer will merge (the “Merger”) with and into the Company, with the Issuer as the surviving corporation. Pursuant to the Merger, all of the outstanding capital stock of the Company will be exchanged for capital stock of the Issuer as described in the General Disclosure Package (as defined below). Immediately following the Merger, the Issuer will change its name to “Switch & Data Facilities Company, Inc.” Unless the context otherwise requires, references in this Agreement to the “Company” shall be deemed to refer to the Company prior to the Merger and to the Issuer following the Merger.

The Company, the Issuer and the Selling Stockholders hereby agree with the several Underwriters named in Schedule B hereto (“Underwriters”) as follows:

2. Representations and Warranties of the Company, the Issuer and the Selling Stockholders. (a) The Company and the Issuer jointly and severally represent and warrant to, and agree with, the several Underwriters that:

(i) A registration statement (No. 333-137607) (“initial registration statement”) relating to the Offered Securities, including a form of prospectus, has been filed with the Securities and Exchange Commission (“Commission”) and an additional registration statement (“additional registration statement”) relating to the Offered Securities may have been or may be filed with the Commission pursuant to Rule 462(b) (“Rule 462(b)”) under the Securities Act of 1933 (“Act”). “Initial Registration Statement” as of any time means the initial registration statement, in the form then filed with the Commission, including all information contained in the additional registration statement (if any) and then deemed to be a part of the initial registration statement pursuant to the General Instructions of the Form on which it is filed and all information (if any) included in a prospectus then deemed to be a part of the initial registration statement pursuant to Rule 430C (“Rule 430C”) under the Act or retroactively deemed to be a part of the initial registration statement pursuant to Rule 430A(b) (“Rule 430A(b)”) under the Act and that in any case has not then been superseded or modified. “Additional Registration Statement” as of any time means the additional registration statement, in the form then filed with the Commission, including the contents of the Initial Registration Statement incorporated by reference therein and including all information (if any) included in a prospectus then deemed to be a part of the additional registration statement pursuant to Rule 430C or retroactively deemed to be a part of the additional registration statement pursuant to Rule 430A(b) and that in any case has not then been superseded or modified. The Initial Registration Statement and the Additional Registration Statement are herein referred to collectively as the “Registration Statements” and individually as a “Registration Statement”. “Registration Statement” as of any time means the Initial Registration Statement and any Additional Registration Statement as of such time. For purposes of the foregoing definitions, information contained in a form of prospectus that is deemed retroactively to be a part of a Registration Statement pursuant to Rule 430A shall be considered to be included in such Registration Statement as of the time specified in Rule 430A. As of the time of execution and delivery of this Agreement, the Initial Registration Statement has been declared effective under the Act and is not proposed to be amended. Any Additional Registration Statement has or will become effective upon filing with the Commission pursuant to Rule 462(b) and is not proposed to be amended. The Offered Securities all have been or will be duly registered under the Act pursuant to the Initial Registration Statement and, if applicable, the Additional Registration Statement. For purposes of this Agreement, “Effective Time” with respect to the Initial Registration Statement or, if filed prior to the execution and delivery of this Agreement, the Additional Registration Statement means the date and time as of which such Registration Statement was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) (“Rule 462(c)”) under the Act. If an Additional Registration Statement has not been filed prior to the execution and delivery of this Agreement but the Issuer has advised the Representatives that it proposes to file one, “Effective Time” with respect to such Additional Registration Statement means the date and time as of which such Registration Statement is filed and becomes effective pursuant to Rule 462(b). “Effective Date” with respect to the Initial Registration Statement or the Additional Registration Statement (if any) means the date of the Effective Time thereof. A “Registration Statement” without reference to a time means such Registration Statement as of its Effective Time. “Statutory Prospectus” as of any time means the prospectus included in a Registration Statement immediately prior to that time, including any information in a prospectus deemed to be a part thereof pursuant to Rule 430A or 430C that has not been superseded or modified. For purposes of the preceding sentence, information contained in a form of prospectus that is deemed retroactively to be a part of a Registration Statement pursuant to Rule 430A shall be considered to be included in the Statutory Prospectus as of the actual time that form of prospectus is filed with the Commission pursuant to Rule 424(b) (“Rule 424(b)”) under the Act. “Prospectus” means the Statutory Prospectus that discloses the public offering price and other final terms of the Offered Securities and otherwise satisfies Section 10(a) of the Act. “Issuer Free Writing Prospectus” means any “issuer free writing prospectus,” as defined in Rule 433, relating to the Offered Securities in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Issuer’s records pursuant to Rule 433(g). “General Use Issuer Free Writing Prospectus” means any Issuer Free Writing Prospectus that is intended for general distribution to prospective investors, as evidenced by its being specified in Schedule C to this Agreement. “Limited Use Issuer Free Writing Prospectus” means any Issuer Free Writing Prospectus that is not a General Use Issuer Free Writing Prospectus. “Applicable Time” means [•]:00 [a/p]m (Eastern time) on the date of this Agreement.

(ii)(A) On the Effective Date of the Initial Registration Statement, the Initial Registration Statement conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission (“Rules and Regulations”) and did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any), each Registration Statement conformed, or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances in which they were made) not misleading. The preceding sentence does not apply to statements in or omissions from a Registration Statement or the Prospectus based upon written information furnished to the Company or the Issuer by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 8(c) hereof.

(iii)(A) At the time of initial filing of the Initial Registration Statement and (B) at the date of this Agreement, each of the Company and the Issuer was not and is not an “ineligible issuer,” as defined in Rule 405, including (x) the Company, the Issuer or any other subsidiary in the preceding three years not having been convicted of a felony or misdemeanor or having been made the subject of a judicial or administrative decree or order as described in Rule 405 and (y) each of the Company and the Issuer in the preceding three years not having been the subject of a bankruptcy petition or insolvency or similar proceeding, not having had a registration statement be the subject of a proceeding under Section 8 of the Act and not being the subject of a proceeding under Section 8A of the Act in connection with the offering of the Offered Securities, all as described in Rule 405.

(iv) As of the Applicable Time, neither (A) the General Use Issuer Free Writing Prospectus(es) issued at or prior to the Applicable Time, if any, the preliminary prospectus, dated January [•], 2007 (which is the most recent Statutory Prospectus distributed to investors generally) and the information specified on Schedule D, all considered together (collectively, the “General Disclosure Package”), nor (B) any individual Limited Use Issuer Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any prospectus included in the Registration Statement or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Issuer by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 8(c) hereof.

(v) Each Issuer Free Writing Prospectus, if any, as of its issue date and at all subsequent times through the completion of the public offer and sale of the Offered Securities or until any earlier date that the Issuer notified or notifies the Representatives as described in the next sentence, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information then contained in the Registration Statement. If at any time following issuance of an Issuer Free Writing Prospectus there occurred or occurs an event or development as a result of which such Issuer Free Writing Prospectus conflicted or would conflict with the information then contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, (A) the Issuer has promptly notified or will promptly notify the Representatives and (B) the Issuer has promptly amended or will promptly amend or supplement such Issuer Free Writing Prospectus to eliminate or correct such conflict, untrue statement or omission. The foregoing two sentences do not apply to statements in or omissions from any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company or the Issuer by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 8(c) hereof.

(vi) Each of the Company and the Issuer has been duly incorporated and, immediately after giving effect to the Merger, the Issuer will be an existing corporation in good standing under the laws of the State of Delaware with corporate power and authority to own its properties and conduct its business as described in the General Disclosure Package; and each of the Company and the Issuer is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not individually or in the aggregate reasonably be expected to have a material adverse effect on the earnings, business, management, properties, assets, rights, operations, condition (financial or other), or prospects of the Company and its subsidiaries taken as a whole (“Material Adverse Effect”).

(vii) Each subsidiary of the Company listed on Schedule E has been duly incorporated or organized, is validly existing and in good standing or with active status under the laws of the jurisdiction of its incorporation or organization, with power and authority (corporate and other) to own its properties and conduct its business as described in the General Disclosure Package; and each subsidiary of the Company is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect; all of the issued and outstanding capital stock or other ownership interests of each subsidiary of the Company has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects, except (A) as disclosed in the General Disclosure Package or (B) liens, encumbrances and defects in place on the date hereof or to be in place on the Closing Date or thereafter, in each case to secure or as permitted by the credit facility dated October 13, 2005 (the “Existing Credit Facility”). The entities listed in Schedule E hereto are the only subsidiaries, direct or indirect, of the Company.

(viii) As of the date of this Agreement, all outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and nonassessable.

(ix) The Offered Securities and all other outstanding shares of capital stock of the Issuer have been duly authorized; all outstanding shares of capital stock of the Issuer are validly issued, fully paid and nonassessable; and after giving effect to the Merger, all then outstanding shares of capital stock of the Issuer will have been, and, when the Offered Securities being offered by the Issuer have been delivered and paid for, including the Offered Securities being offered by the Selling Stockholders, in accordance with this Agreement on each Closing Date (as defined below), such Offered Securities will have been, validly issued, fully paid and nonassessable, will be consistent in all material respects with the information in the General Disclosure Package and will conform in all material respects to the description thereof contained in the Prospectus; and the stockholders of the Issuer have no preemptive rights with respect to the Offered Securities.

(x) Except as disclosed in the General Disclosure Package, there are no contracts, agreements or understandings between the Company or the Issuer and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this offering.

(xi) Except as disclosed in the General Disclosure Package, there are no contracts, agreements or understandings between the Company or the Issuer and any person granting such person the right to require the Company or the Issuer to file a registration statement under the Act with respect to any securities of the Company or the Issuer owned or to be owned by such person or to require the Company or the Issuer to include such securities in the securities registered pursuant to a Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company or the Issuer under the Act.

(xii) The Offered Securities have been approved for listing on The Nasdaq Stock Market’s Global Market subject to notice of issuance.

(xiii) No consent, approval, authorization, or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance and sale of the Offered Securities by the Company, except (i) such as have been obtained and made under the Act and the Securities Exchange Act of 1934 ( the “Exchange Act”), (ii) such as have been obtained and made or will have been obtained or made on or prior to the Closing Date in connection with the Merger and (iii) such as may be required under state securities laws (including Blue Sky laws) or the rules and regulations of the National Association of Securities Dealers, Inc. (“NASD”).

(xiv) The execution, delivery and performance of this Agreement, the issuance and sale of the Offered Securities and the Merger will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court, domestic or foreign, having jurisdiction over the Company or any subsidiary of the Company or any of their properties, or any agreement or instrument to which the Company or any such subsidiary is a party or by which the Company or any such subsidiary is bound or to which any of the properties of the Company or any such subsidiary is subject, or the charter or by-laws (or similar organizational documents) of the Company or any such subsidiary, and the Company has full power and authority to authorize, issue and sell the Offered Securities as contemplated by this Agreement.

(xv) This Agreement has been duly authorized, executed and delivered by each of the Company and the Issuer.

(xvi) The Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects that would materially affect the value thereof or materially interfere with the use made or to be made thereof by them, except (A) as disclosed in the General Disclosure Package or (B) liens, encumbrances and defects in place on the date hereof or to be in place on the Closing Date or thereafter, in each case to secure or as permitted by the Existing Credit Facility; and except as disclosed in the General Disclosure Package, the Company and its subsidiaries hold any material leased real or personal property under valid and enforceable leases with no exceptions that would materially interfere with the use made or to be made thereof by them.

(xvii) The Company and its subsidiaries possess adequate certificates, authorities or permits issued by appropriate governmental agencies or bodies necessary to conduct the business now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate reasonably be expected to have a Material Adverse Effect.

(xviii) No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company, is imminent that would reasonably be expected to have a Material Adverse Effect.

(xix) Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws or in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, except where such violation or default would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect.

(xx) The Company and its subsidiaries own, possess or can acquire on reasonable terms, adequate trademarks, trade names and other rights to inventions, know-how, patents, copyrights, confidential information and other intellectual property (collectively, “intellectual property rights”) necessary to conduct the business now operated by them, or presently employed by them, except for such intellectual property rights the lack of which would not materially and adversely affect the Company, and the Company has not received any notice of infringement of or conflict with asserted rights of others with respect to any intellectual property rights that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate reasonably be expected to have a Material Adverse Effect.

(xxi) Except as disclosed in the General Disclosure Package, neither the Company nor any of its subsidiaries is in violation of any statute, any rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “environmental laws”), owns or operates any real property contaminated with any substance that is subject to any environmental laws, is liable for any off-site disposal or contamination pursuant to any environmental laws, or is subject to any claim relating to any environmental laws, which violation, contamination, liability or claim would individually or in the aggregate reasonably be expected to have a Material Adverse Effect; and the Company is not aware of any pending investigation which might lead to such a claim.

(xxii) Except as disclosed in the General Disclosure Package, there are no pending actions, suits or proceedings against or affecting the Company, any of its subsidiaries or any of their respective properties that, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate reasonably be expected to have a Material Adverse Effect, or would materially and adversely affect the ability of the Company to perform its obligations under this Agreement, or which are otherwise material in the context of the sale of the Offered Securities; and no such actions, suits or proceedings are threatened or, to the Company’s knowledge, contemplated.

(xxiii) The financial statements of the Company included in each Registration Statement and the General Disclosure Package present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; the financial statements of the Issuer included in each Registration Statement and the General Disclosure Package present fairly the financial position of the Issuer and its consolidated subsidiaries as of the dates shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; and the schedules included in each Registration Statement present fairly the information required to be stated therein; and the assumptions used in preparing the pro forma financial statements included in each Registration Statement and the General Disclosure Package provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma adjustments give appropriate effect to those assumptions, and the pro forma columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

(xxiv) Except as disclosed in the General Disclosure Package, since the date of the latest audited financial statements included in the General Disclosure Package there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole, and, except as disclosed in or contemplated by the General Disclosure Package, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

(xxv) Each of the Company and the Issuer is not and, after giving effect to the offering and sale of the Offered Securities and the application of the proceeds thereof as described in the General Disclosure Package, the Issuer will not be an “investment company” as defined in the Investment Company Act of 1940.

(xxvi) Furthermore, the Company and the Issuer jointly and severally represent and warrant to the Underwriters that (A) the Registration Statement, the Prospectus, any Statutory Prospectus and any Issuer Free Writing Prospectus comply in all material respects, and any further amendments or supplements thereto will comply in all material respects, with any applicable laws or regulations of foreign jurisdictions in which the Prospectus, any Statutory Prospectus or any Issuer Free Writing Prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program, and that (B) no authorization, approval, consent, license, order, registration or qualification of or with any government, governmental instrumentality or court, other than such as have been obtained, is necessary under the securities law and regulations of foreign jurisdictions in which the Directed Shares are offered outside the United States.

(xxvii) The Company has not offered, or caused the Underwriters to offer, any Offered Securities to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (A) a customer or supplier of the Company to alter the customer’s or supplier’s level or type of business with the Company or (B) a trade journalist or publication to write or publish favorable information about the Company or its products.

(xxviii) Solely to the extent that the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”) have been applicable to the Company, there is and has been no failure on the part of the Company and any of the Company’s directors or officers to comply with such provisions.

(xxix) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company, its subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(xxx) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(xxxi) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(xxxii) The statistical and market related data included in the General Disclosure Package and the Prospectus are based on or derived from sources which each of the Company and the Issuer believes to be reliable and accurate in all material respects or represent each of the Company’s and the Issuer’s good faith estimates that are made on the basis of data derived from such sources.

(xxxiii) Any certificate signed by any officer of the Company or the Issuer delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Securities shall be deemed to be a representation and warranty by the Company and the Issuer as to the matters covered thereby, to each Underwriter.

(xxxiv) The Issuer was formed by the Company in connection with the issuance and sale of the Securities as contemplated by this Agreement. As of the date of this Agreement, the Issuer has no material assets and has no material liabilities or other obligations and for the period from the date of this Agreement to the Closing Date, the Issuer will have no material assets and will have no material liabilities or other obligations, other than assets, liabilities and other obligations assumed in the Merger.

(b) Each Selling Stockholder (as to itself only), severally and not jointly, represents and warrants to, and agrees with, the several Underwriters that:

(i) On each Closing Date such Selling Stockholder will have valid and unencumbered title to the Offered Securities to be delivered by such Selling Stockholder on such Closing Date and such Selling Stockholder has the requisite right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Offered Securities to be delivered by such Selling Stockholder on each Closing Date hereunder; and upon the delivery of and payment for the Offered Securities on each Closing Date hereunder the several Underwriters will receive valid title to the Offered Securities to be delivered by such Selling Stockholder on such Closing Date free and clear of any lien, security interest or other encumbrance, including, without limitation, any restriction on transfer, granted, created or expressly consented to by such Selling Stockholder.

(ii) On the (A) Effective Date of the Initial Registration Statement, the Initial Registration Statement did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) Effective Date of the Additional Registration Statement (if any), each Registration Statement did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (C) date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement and, at the time of filing of the Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the Prospectus is included, each Registration Statement and the Prospectus do not include, or will not include, any untrue statement of a material fact or do not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances in which they were made) not misleading. The preceding sentence applies only to the extent that any statements in or omissions from a Registration Statement or the Prospectus are based on written information furnished to the Company or the Issuer by such Selling Stockholder specifically for use therein. For all purposes in this Agreement such information is limited to the information set forth under the captions “Principal and Selling Stockholders” (consisting of the name and address, number of shares and related footnotes to the table contained in such section) and “Certain Relationships and Related Party Transactions” insofar as such information relates to such Selling Stockholder and is based on written information furnished to the Company or the Issuer by such Selling Stockholder specifically for use in the Registration Statement, the Prospectus, the General Disclosure Package or any Limited Use Free Writing Prospectus (such Selling Stockholder’s “Selling Stockholder Information”).

(iii) As of the Applicable Time, neither (A) the General Disclosure Package nor (B) any individual Limited Use Issuer Free Writing Prospectus, when considered together with the General Disclosure Package, included any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence applies only to the extent that any statements in or omissions from the General Disclosure Package or any Limited Use Issuer Free Writing Prospectus are based upon such Selling Stockholder’s Selling Stockholder Information.

(iv) Except as disclosed in the General Disclosure Package, there are no contracts, agreements or understandings between such Selling Stockholder and any person that would give rise to a valid claim against such Selling Stockholder or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with this offering.

(v) Neither such Selling Stockholder nor any person acting on behalf of such Selling Stockholder (other than, if applicable, the Company and the Underwriters) has used or referred to any “free writing prospectus” (as defined in Rule 405), relating to the Securities except as set forth on Schedule C hereto.

(vi) Such Selling Stockholder has the requisite right, power and authority, corporate or otherwise, to enter into this Agreement and the Power of Attorney and related Custody Agreement in the form attached hereto as Exhibit A.

(vii) Such Selling Stockholder has not taken and will not take, directly or indirectly, any action that is designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

(viii) The sale of the Offered Securities by such Selling Stockholder pursuant hereto is not prompted by any material information concerning the Company or any of its subsidiaries which is not set forth in the General Disclosure Package, the Prospectus or any supplement thereto.

3. Purchase, Sale and Delivery of Offered Securities. (a) On the basis of the representations, warranties and agreements and subject to the terms and conditions set forth herein, the Issuer and each Selling Stockholder agree, severally and not jointly, to sell to the several Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Issuer and the Selling Stockholders, at a purchase price of $ [•] per share, that number of Firm Securities (rounded up or down, as determined by the Representatives in their discretion, in order to avoid fractions) obtained by multiplying 9,000,000 Firm Securities in the case of the

Issuer and the number of Firm Securities set forth opposite the name of such Selling Stockholder in Schedule A hereto, in the case of a Selling Stockholder, in each case by a fraction the numerator of which is the number of Firm Securities set forth opposite the name of such Underwriter in Schedule B hereto and the denominator of which is the total number of Firm Securities.

(b) Certificates in negotiable form for the Offered Securities to be sold by the Selling Stockholders hereunder have been placed in custody, for delivery under this Agreement, under Custody Agreements made with American Stock Transfer & Trust Company, as custodian (“Custodian”). Each Selling Stockholder agrees that the shares represented by the certificates held in custody for the Selling Stockholders under such Custody Agreements are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Stockholders for such custody are to that extent irrevocable, and that the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death of any individual Selling Stockholder or the occurrence of any other event, or in the case of a trust, by the death of any trustee or trustees or the termination of such trust. If any individual Selling Stockholder or any such trustee or trustees should die, or if any other such event should occur, or if any of such trusts should terminate, before the delivery of the Offered Securities hereunder, certificates for such Offered Securities shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death or other event or termination had not occurred, regardless of whether or not the Custodian shall have received notice of such death or other event or termination.

(c) The Issuer and the Custodian will deliver the Firm Securities to or as instructed by the Representatives for the accounts of the several Underwriters in a form reasonably acceptable to the Representatives against payment of the purchase price by the Underwriters in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to the Representatives drawn to the order of the Issuer (in the case of the Firm Securities to be issued and sold by the Issuer) or the Custodian (in the case of the Firm Securities to be sold by the Selling Stockholders) at the office of Cravath, Swaine & Moore LLP, Worldwide Plaza, 825 Eighth Avenue, New York, New York 10019-7475 at 10:00 a.m., New York time, on [•], 2007, or at such other time not later than seven full business days thereafter as the Representatives and the Issuer determine, such time being herein referred to as the “First Closing Date”. For purposes of Rule 15c6-1 under the Exchange Act, the First Closing Date (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Offered Securities sold pursuant to the offering. The Firm Securities so to be delivered or evidence of their issuance will be made available for checking at the above office of Cravath, Swaine & Moore LLP at least 24 hours prior to the First Closing Date.

(d) In addition, upon written notice from the Representatives given to the Issuer and the Selling Stockholders from time to time not more than 30 days subsequent to the date of the Prospectus, the Underwriters may purchase all or less than all of the Optional Securities at the purchase price per Security to be paid for the Firm Securities. The Selling Stockholders agree, severally and not jointly, to sell to the Underwriters the respective numbers of Optional Securities obtained by multiplying the number of Optional Securities specified in such notice by a fraction the numerator of which is the number of shares set forth opposite the names of such Selling Stockholders in Schedule A hereto under the caption “Number of Optional Securities to be Sold” and the denominator of which is the total number of Optional Securities (subject to adjustment by the Representatives to eliminate fractions). Such Optional Securities shall be purchased for the account of each Underwriter in the same proportion as the number of shares of Firm Securities set forth opposite such Underwriter’s name bears to the total number of shares of Firm Securities (subject to adjustment by the

Representatives to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Securities. No Optional Securities shall be sold or delivered unless the Firm Securities previously have been, or simultaneously are, sold and delivered. The right to purchase the Optional Securities or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by the Representatives to the Issuer and the Selling Stockholders.

(e) Each time for the delivery of and payment for the Optional Securities, being herein referred to as an “Optional Closing Date”, which may be the First Closing Date (the First Closing Date and each Optional Closing Date, if any, being sometimes referred to as a “Closing Date”), shall be determined by the Representatives but shall be not later than five full business days after written notice of election to purchase Optional Securities is given. The Selling Stockholders will deliver the Optional Securities being purchased on each Optional Closing Date to or as instructed by the Representatives for the accounts of the several Underwriters in a form reasonably acceptable to the Representatives against payment of the purchase price therefor in Federal (same day) funds by official bank check or checks or wire transfer to an account at a bank acceptable to the Representatives drawn to the order of the Custodian, at the above office of Cravath, Swaine & Moore LLP. The Optional Securities being purchased on each Optional Closing Date or evidence of their issuance will be made available for checking at the above office of Cravath, Swaine & Moore LLP at a reasonable time in advance of such Optional Closing Date.

4. Offering by Underwriters. It is understood that the several Underwriters propose to offer the Offered Securities for sale to the public as set forth in the Prospectus.

5. Certain Agreements of the Company, the Issuer and the Selling Stockholders. (a) The Company and the Issuer jointly and severally agree with the several Underwriters and the Selling Stockholders that:

(i) The Issuer will file the Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by the Representatives, which consent shall not be unreasonably withheld, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement. The Issuer will advise the Representatives promptly of any such filing pursuant to Rule 424(b). If an additional registration statement is necessary to register a portion of the Offered Securities under the Act but the Effective Time thereof has not occurred as of the execution and delivery of this Agreement, the Issuer will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the Prospectus is printed and distributed to any Underwriter, or will make such filing at such later date as shall have been consented to by the Representatives, which consent shall not be unreasonably withheld.

(ii) The Issuer will advise the Representatives promptly of any proposal to amend or supplement at any time the Initial Registration Statement, any Additional Registration Statement or any Statutory Prospectus and will not effect such amendment or supplementation without the Representatives’ consent, which consent shall not be unreasonably withheld; and the Issuer will also advise the Representatives promptly of the effectiveness of any Additional Registration Statement (if its Effective Time is

subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of a Registration Statement or any Statutory Prospectus and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

(iii) If, at any time when a prospectus relating to the Offered Securities is (or but for the exemption in Rule 172 would be required to be) delivered under the Act in connection with sales by any Underwriter or dealer, any event occurs as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Act, the Issuer will promptly notify the Representatives of such event and will promptly prepare and file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Representatives’ consent to, nor the Underwriters’ delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Sections 7 or 13.

(iv) As soon as practicable, but not later than the Availability Date (as defined below), the Issuer will make generally available to its security holders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the Additional Registration Statement) which will satisfy the provisions of Section 11(a) of the Act. For the purpose of the preceding sentence, “Availability Date” means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Issuer’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter.

(v) The Issuer will furnish to the Representatives copies of each Registration Statement (three of which will be signed and will include all exhibits), each related preliminary prospectus, and, so long as a prospectus relating to the Offered Securities is required to be delivered under the Act in connection with sales by any Underwriter or dealer, the Prospectus and all amendments and supplements to such documents, in each case in such quantities as the Representatives reasonably request. The Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the execution and delivery of this Agreement. All other documents shall be so furnished as soon as available. The Issuer will pay the expenses of printing and distributing to the Underwriters all such documents.

(vi) The Issuer will arrange for the qualification of the Offered Securities for sale under the laws of such jurisdictions as the Representatives reasonably designate and will continue such qualifications in effect so long as required for the distribution, provided that the Company will not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction, or to subject itself to taxation in excess of a nominal amount in any jurisdiction where it is not then subject.

(vii) During the period of three years hereafter, the Issuer will furnish to the Representatives and, upon request, to each of the other Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to stockholders for such year; and the Issuer will furnish to the Representatives (A) as soon as available, a copy of each report and any definitive proxy statement of the Issuer filed with the Commission under the Exchange Act or mailed to stockholders, and (B) from time to time, such other information concerning the Issuer as the Representatives may reasonably request. For purposes of this clause (vii), any information filed on the Commission’s EDGAR System will be deemed furnished in full satisfaction of this clause (vii).

(viii) The Company and the Issuer jointly and severally agree to pay all expenses incident to the performance of the obligations of the Company, the Issuer and the Selling Stockholders, as the case may be, under this Agreement, for any filing fees and other expenses (including fees and disbursements of counsel) incurred in connection with qualification of the Offered Securities for sale under the laws of such jurisdictions as the Representatives reasonably designate and the printing of memoranda relating thereto, for the filing fee incident to the review by the National Association of Securities Dealers, Inc. of the Offered Securities, for any travel expenses of the Company’s officers and employees and any other expenses of the Company or the Issuer in connection with attending or hosting meetings with prospective purchasers of the Offered Securities, including the cost of any aircraft chartered in connection with attending or hosting such meetings, for expenses incurred in distributing preliminary prospectuses and the Prospectus (including any amendments and supplements thereto) to the Underwriters and for expenses incurred for preparing, printing and distributing any Issuer Free Writing Prospectuses to investors or prospective investors. Each Selling Stockholder agrees (as to itself only) that it will pay for any transfer taxes on the sale of the Offered Securities on behalf of such Selling Stockholder to the Underwriters.

(ix) Commencing on the date hereof, the Company will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any shares of its capital stock or securities convertible into or exchangeable or exercisable for any shares of its capital stock, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing. For the period specified below (the “Lock-Up Period”), the Issuer will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any additional shares of its Securities or securities convertible into or exchangeable or exercisable for any shares of its Securities, or publicly disclose the intention to make any such offer, sale, pledge, disposition or filing, without the prior written consent of Deutsche Bank and Jefferies, except issuances of Securities pursuant to the Merger or pursuant to the conversion or exchange of convertible or exchangeable securities or the exercise of warrants or options, in each case outstanding on the date hereof, and disclosed in the General Disclosure Package, grants of employee stock options pursuant to the terms of a plan in effect on the date hereof and disclosed in the General Disclosure Package and issuances of Securities pursuant to the exercise of such options. The initial Lock-Up Period will commence on the date hereof and will continue and include the date 180 days after the date hereof or such earlier date that Deutsche Bank and Jefferies consent to in writing; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Issuer releases earnings results or material news or a material event relating to the Issuer occurs or (2) prior to the expiration of the initial Lock-Up Period, the Issuer announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the materials news or material event, as applicable, unless Deutsche Bank and Jefferies waive, in writing, such extension. The Issuer will provide Deutsche Bank and Jefferies with notice of any announcement described in clause (2) of the preceding sentence that gives rise to an extension of the Lock-Up Period.

(x) In connection with the Directed Share Program, the Issuer will ensure that the Directed Shares will be restricted to the extent required by the NASD or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three months following the date of the effectiveness of the Registration Statement. The Designated Underwriter will notify the Issuer as to which Participants will need to be so restricted. The Issuer will direct the transfer agent to place stop transfer restrictions upon such securities for such period of time.

(xi) The Company and the Issuer jointly and severally agree to pay all fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Share Program and stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program.

(xii) Furthermore, the Company and the Issuer jointly and severally covenant with the Underwriters that each of them will comply with all applicable securities and other applicable laws, rules and regulations in each foreign jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

(b) Each Selling Stockholder (as to itself only) agrees with the several Underwriters, the Company and the Issuer that:

(i) During the period specified below (the “Selling Stockholder Lock-Up Period”), such Selling Stockholder will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of Securities or securities convertible into or exchangeable or exercisable for any shares of Securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such aforementioned transaction is to be settled by delivery of the Securities or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of Deutsche Bank and Jefferies, except that (i) Securities sold pursuant to the terms of this Agreement will not be subject to this subsection, (ii) any Securities acquired by such Selling Stockholder in the open market will not be subject to this Agreement, (iii) a transfer of Securities by such Selling Stockholder to a family member or trust may be made, provided the transferee agrees to be bound in writing by the terms of this Agreement prior to such transfer and no filing by any party (donor, donee, transferor or transferee) under the Exchange Act shall be required or shall be voluntarily made in connection with such transfer (other than a filing on a Form 5 made after the expiration of the Selling Stockholder Lock-Up Period) and (iv) a transfer of securities by any such Selling Stockholder that is not a natural person to another entity directly or indirectly controlling, controlled by or under common control with such Selling Stockholder may be made, provided the transfer does not take place during the 30-day period commencing on the date hereof and the transferee agrees to be bound in writing by the terms of this Agreement prior to such transfer. In addition, such Selling Stockholder agrees that, without the prior written consent of Deutsche Bank and Jefferies, it will not, during the Selling Stockholder Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any Securities or any security convertible into or exercisable or exchangeable for the Securities. The initial Selling Stockholder Lock-Up Period will commence on the date hereof and will continue and include the date 180 days after the date hereof or such earlier date that Deutsche Bank and Jefferies consent to in writing; provided, however, that if (1) during the last 17 days of the initial Selling Stockholder Lock-Up Period, the Issuer releases earnings results or material news or a material event relating to the Issuer occurs or (2) prior to the expiration of the initial Selling Stockholder Lock-Up Period, the Issuer announces that it will release earnings results during the 16-day period beginning on the last day of the initial Selling Stockholder Lock-Up Period, then in each case the Selling Stockholder Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the material news or material event, as applicable, unless Deutsche Bank and Jefferies waive, in writing, such extension. Nothing contained in this Section 5(b) shall limit or restrict the ability of a Selling Stockholder to exercise any options or to convert or exchange any other security into Securities, provided that any such Securities received upon such exercise of options or upon such conversion or exchange of any other security will also be subject to this Section 5(b).

6. Free Writing Prospectuses. The Company and the Issuer jointly and severally represent and agree that, unless it obtains the prior consent of the Representatives, and each Underwriter and Selling Stockholder represents and agrees that, unless it obtains the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Offered Securities that would constitute an Issuer Free Writing Prospectus, or that would otherwise constitute a “free writing prospectus,” as defined in Rule 405, required to be filed with the Commission. Each General Use Issuer Free Writing Prospectus specified on Schedule C to this Agreement, and any other free writing prospectus specified on Schedule C to this Agreement, is deemed to be consented to by the Company and the Representatives and is hereinafter referred to as a “Permitted Free Writing Prospectus.” The Company and the Issuer jointly and severally represent that the Issuer has treated and agrees that it will treat each Permitted Free Writing Prospectus as an “issuer free writing prospectus,” as defined in Rule 433, and has complied and will comply with the requirements of Rules 164 and 433 applicable to any Permitted Free Writing Prospectus, including timely Commission filing where required, legending and record keeping. The Company and the Issuer jointly and severally represent that each of them has satisfied and agrees that it will satisfy the conditions in Rule 433 to avoid a requirement to file with the Commission any electronic road show.

7. Conditions of the Obligations of the Underwriters. The obligations of the several Underwriters to purchase and pay for the Firm Securities on the First Closing Date and the Optional Securities to be purchased on each Optional Closing Date will be subject to the accuracy of the representations and warranties on the part of the Company, the Issuer and the Selling Stockholders herein, to the accuracy of the statements of the Company’s officers and the Issuer’s officers made pursuant to the provisions hereof, to the performance by the Company, the Issuer and the Selling Stockholders of their obligations hereunder and to the following additional conditions precedent:

(a) The Representatives shall have received a letter or letters, dated the date of delivery thereof (which shall be on or prior to the date of this Agreement), of PricewaterhouseCoopers LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating to the effect that:

(i) in their opinion the financial statements and schedules examined by them and included in the Registration Statements and the General Disclosure Package comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations;

(ii) they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in Statement of Auditing Standards No. 100, Interim Financial Information, on the unaudited financial statements included in the Registration Statements and the General Disclosure Package;

(iii) on the basis of the review referred to in clause (ii) above, a reading of the latest available interim financial statements of the Company, inquiries of officials of the Company who have responsibility for financial and accounting matters and other specified procedures, nothing came to their attention that caused them to believe that:

(A) the unaudited financial statements included in the Registration Statements or the General Disclosure Package do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations or any material modifications should be made to such unaudited financial statements for them to be in conformity with generally accepted accounting principles;

(B) at the date of the latest available balance sheet read by such accountants, or at a subsequent specified date not more than three business days prior to the date of this Agreement, there was any change in the capital stock or any increase in short-term indebtedness or long-term debt of the Company and its consolidated subsidiaries or, at the date of the latest available balance sheet read by such accountants, there was any decrease in consolidated net current assets or net assets, as compared with amounts shown on the latest balance sheet included in the General Disclosure Package; or

(C) for the period from the closing date of the latest income statement included in the General Disclosure Package to the closing date of the latest available income statement read by such accountants there were any decreases, as compared with the corresponding period of the previous year, in consolidated net sales, in the total or per share amounts of consolidated net operating income or net income, except in all cases set forth in clauses (B) and (C) above for changes, increases or decreases which the General Disclosure Package discloses have occurred or may occur or which are described in such letter; and

(iv) they have compared specified dollar amounts (or percentages derived from such dollar amounts) and other financial information contained in the Registration Statements, each Issuer Free Writing Prospectus (other than any Issuer Free Writing Prospectus that is an “electronic road show,” as defined in Rule 433(h)) and the General Disclosure Package (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the general accounting records of the Company and its subsidiaries subject to the internal controls of the Company’s accounting system or are derived directly from such records by analysis or computation) with the results obtained from inquiries, a reading of such general accounting records and other procedures specified in such letter and have found such dollar amounts, percentages and other financial information to be in agreement with such results, except as otherwise specified in such letter.

For purposes of this subsection, if the Effective Time of the Additional Registration Statement is subsequent to the execution and delivery of this Agreement, “Registration Statements” shall mean the Initial Registration Statement and the Additional Registration Statement as proposed to be filed shortly prior to its Effective Time, and “Prospectus” shall mean the prospectus included in the Registration Statements.

(b) If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any Underwriter, or shall have occurred at such later date as shall have been consented to by the Representatives. The Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 5(a)(i) of this Agreement. Prior to such Closing Date, no stop order suspending the effectiveness of a Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of any Selling Stockholder, the Company, the Issuer or the Representatives, shall be contemplated by the Commission.

(c) The Representatives shall have received an opinion, dated such Closing Date, of Clayton Mynard, General Counsel of the Company, addressed to the Underwriters to the effect that:

(i) The certificate of merger in respect of the Merger has been filed with the Secretary of State of the State of Delaware and thereupon the Merger became effective pursuant to Section 251 of the General Corporation Law of the State of Delaware;

(ii) Each of the Company and the Issuer has been duly incorporated and the Issuer is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority, after giving effect to the Merger, to own its properties and conduct its business as described in the General Disclosure Package; and each of the Company and the Issuer is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect;

(iii) Each subsidiary of the Issuer listed on Schedule E has been duly incorporated or organized, is validly existing and in good standing or with active status under the laws of the jurisdiction of its incorporation or organization, with power and authority (corporate and other) to own its properties and conduct its business as described in the General Disclosure Package; and each subsidiary of the Issuer is duly qualified to do business as a foreign corporation in good standing in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect; all of the issued and outstanding capital stock or other ownership interest of each subsidiary of the Issuer has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects, except (A) as disclosed in the General Disclosure Package or (B) liens, encumbrances and defects in place on the date hereof or to be in place on the Closing Date or thereafter, in each case to secure or as permitted by the Existing Credit Facility;

(iv) The Offered Securities delivered on such Closing Date and all other outstanding shares of the Securities of the Issuer have been duly authorized and validly issued, are fully paid and nonassessable, are consistent with the information in the General Disclosure Package and conform in all material respects to the description thereof contained in the Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Securities;

(v) Except as disclosed in the General Disclosure Package, there are no contracts, agreements or understandings known to such counsel between the Issuer and any person granting such person the right to require the Issuer to file a registration statement under the Act with respect to any securities of the Issuer owned or to be owned by such person or to require the Issuer to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Issuer under the Act;

(vi) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Offered Securities by the Company, except (A) such as have been obtained and made under the Act and the Exchange Act, (B) such as have been obtained and made or will have been obtained or made on or prior to the Closing Date in connection with the Merger and (C) such as may be required under state securities laws (including Blue Sky laws) or the rules and regulations of the NASD;

(vii) The execution, delivery and performance of this Agreement, the completion of the Merger and the issuance and sale of the Securities will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over the Issuer or any subsidiary of the Issuer or any of their properties, or any agreement or instrument to which the Issuer or any such subsidiary is a party or by which the Issuer or any such subsidiary is bound or to which any of the properties of the Issuer or any such subsidiary is subject, or the charter or by-laws (or similar organizational documents) of the Issuer or any such subsidiary, and the Issuer has full power and authority to authorize, issue and sell the Securities as contemplated by this Agreement;

(viii) The Initial Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein, and, to the best of the knowledge of such counsel, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; such counsel has no reason to believe that any part of a Registration Statement or any amendment thereto, as of its effective date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances in which they were made) not misleading or that the Prospectus or any amendment or supplement thereto, as of its issue date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; such counsel has no reason to believe that the documents specified in a schedule to such counsel’s letter, consisting of those included in the General Disclosure Package, as of the Applicable Time and as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the descriptions in the Registration Statements and Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate in all material respects and fairly present the information required to be shown; and such counsel does not know of any legal or governmental proceedings required to be described in a Registration Statement or the Prospectus which are not described as required or of any contracts or documents of a character required to be described in a Registration Statement or the Prospectus or to be filed as exhibits to a Registration Statement which are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in the Registration Statements or the Prospectus; and

(ix) This Agreement has been duly authorized, executed and delivered by each of the Company and the Issuer.

(d) The Representatives shall have received an opinion, dated such Closing Date, of Holland & Knight LLP, counsel for the Company, to the effect that:

(i) The certificate of merger in respect of the Merger has been filed with the Secretary of State of the State of Delaware and thereupon the Merger became effective pursuant to Section 251 of the General Corporation Law of the State of Delaware;

(ii) Each of the Company and the Issuer has been duly incorporated and the Issuer is an existing corporation in good standing under the laws of the State of Delaware, with corporate power and authority, after giving effect to the Merger, to own its properties and conduct its business as described in the General Disclosure Package; and each of the Company and the Issuer is duly qualified to do business as a foreign corporation in good standing or with active status in the jurisdictions listed on Schedule F hereto;

(iii) Each subsidiary of the Issuer listed on Schedule E has been duly incorporated or organized, is validly existing and in good standing or with active status under the laws of the jurisdiction of its incorporation or organization, with corporate power and authority to own its properties and conduct its business as described in the General Disclosure Package; and each subsidiary of the Issuer is duly qualified to do business in good standing in the jurisdictions listed on Schedule F hereto; all of the issued and outstanding capital stock of each subsidiary of the Issuer has been duly authorized and validly issued and is fully paid and nonassessable; and the capital stock of each subsidiary owned by the Company, directly or through subsidiaries, is owned free from liens, encumbrances and defects, except (A) as disclosed in the General Disclosure Package or (B) liens, encumbrances and defects in place on the date hereof or to be in place on the Closing Date or thereafter, in each case to secure or as permitted by the Existing Credit Facility;

(iv) The Offered Securities delivered on such Closing Date and all other outstanding shares of the Securities of the Issuer have been duly authorized and validly issued, are fully paid and nonassessable, are consistent with the information in the General Disclosure Package and conform in all material respects to the description thereof contained in the Prospectus; and the stockholders of the Company have no statutory preemptive rights or, to the knowledge of such counsel, contractual preemptive rights with respect to the Securities;

(v) Each Selling Stockholder was the sole registered owner of the Offered Securities delivered by such Selling Stockholder on such Closing Date [and had the requisite right, power and authority to sell, assign, transfer and deliver the Offered Securities delivered by such Selling Stockholder on such Closing Date hereunder]; and assuming the several Underwriters acquired the Offered Securities being sold to them by such Selling Stockholder pursuant to this Agreement without any notice of an adverse claim thereto, upon delivery to the several Underwriters of such Offered Securities and payment therefor in accordance with this Agreement, the several Underwriters will have acquired all of the rights of such Selling Stockholder in the Offered Securities and will also have acquired their interest in such Offered Securities free of any adverse claim. For purposes of this paragraph, “delivery,” “control,” “adverse claim,” and “notice of an adverse claim” have the respective meanings set forth in Section 8-301, 8-106, 8-102(a)(i) and 8-105 of the New York Uniform Commercial Code.

(vi) Except as disclosed in the General Disclosure Package, there are no contracts, agreements or understandings known to such counsel between the Issuer and any person granting such person the right to require the Issuer to file a registration statement under the Act with respect to any securities of the Issuer owned or to be owned by such person or to require the Issuer to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Issuer under the Act;

(vii) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court is required for the consummation of the transactions contemplated by this Agreement in connection with the issuance or sale of the Offered Securities by the Issuer, except (A) such as have been obtained and made under the Act and the Exchange Act, (B) such as have been obtained and made or will have been obtained or made on or prior to the Closing Date in connection with the Merger and (C) such as may be required under state securities laws (including Blue Sky laws) or the rules and regulations of the NASD;

(viii) The execution, delivery and performance of this Agreement, the completion of the Merger and the issuance and sale of the Securities will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, any United States or Florida state law, rule or regulation that in such counsel’s experience is normally applicable in transactions of the type contemplated by this Agreement or any order (of which such counsel is aware) of any governmental agency or body or any court, or any agreement or instrument to which the Issuer or any such subsidiary is a party or by which the Issuer or any such subsidiary is bound or to which any of the properties of the Issuer or any such subsidiary is subject and which agreement or instrument is filed with the Registration Statement, or the charter or by-laws (or similar organizational documents) of the Issuer or any such subsidiary, and the Issuer has full power and authority to authorize, issue and sell the Securities as contemplated by this Agreement;

(ix) The Initial Registration Statement was declared effective under the Act as of the date and time specified in such opinion, the Additional Registration Statement (if any) was filed and became effective under the Act as of the date and time (if determinable) specified in such opinion, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) specified in such opinion on the date specified therein, and, to the knowledge of such counsel after due inquiry, no stop order suspending the effectiveness of a Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act, and each Registration Statement and the Prospectus, and each amendment or supplement thereto, as of their respective effective or issue dates, complied as to form in all material respects with the requirements of the Act and the Rules and Regulations. Although such counsel has not independently verified the accuracy, completeness or fairness of the statements contained therein, nothing has come to such counsel’s attention that causes such counsel to believe that any part of a Registration Statement or any amendment thereto, as of its effective date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto, as of its issue date or as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; nothing has come to such counsel’s attention that causes such counsel to believe that the documents specified in a schedule to such counsel’s letter, consisting of those included in the General Disclosure Package, as of the Applicable Time and as of such Closing Date, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the descriptions in the Registration Statements and Prospectus of statutes, legal and governmental proceedings and contracts and other documents are accurate and fairly present in all material respects the information required to be shown; and such counsel does not know of any legal or governmental proceedings required to be described in a Registration Statement or the Prospectus which are not described as required or of any contracts or documents of a character required to be described in a Registration Statement or the Prospectus or to be filed as exhibits to a Registration Statement which are not described and filed as required; it being understood that such counsel need express no opinion as to the financial statements, supporting schedules or other financial data contained in the Registration Statements or the Prospectus;

(x) This Agreement has been duly authorized, executed and delivered by each of the Company and the Issuer; and

(xi) The Issuer is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the General Disclosure Package, will not be an “investment company” as defined in the Investment Company Act of 1940.

(e) The Representatives shall have received opinions, dated such Closing Date, of counsel for each Selling Stockholder that is not a natural person to the effect that:

(i) Such Selling Stockholder had the requisite right, power and authority to sell, assign, transfer and deliver the Offered Securities delivered by such Selling Stockholder on such Closing Date hereunder;

(ii) No consent, approval, authorization or order of, or filing with, any governmental agency or body or any court, in each case of the United States of America or in the jurisdiction of organization of such Selling Stockholder, is required to be obtained or made by such Selling Stockholder for the execution, delivery and performance of this Agreement, the Custody Agreement or the Power of Attorney by such Selling Stockholder and the consummation by such Selling Stockholder of the transactions contemplated hereby and thereby, except (A) such as have been obtained and made under the Act and the Exchange Act, (B) such as have been obtained and made or will have been obtained or made on or prior to the Closing Date in connection with the Merger, (C) such as may be required under state securities laws (including Blue Sky laws) or the rules and regulations of the NASD and (D) such consents, approvals, authorizations or orders as would not materially adversely affect consummation of the transactions contemplated by this Agreement or such Selling Stockholder’s ability to perform its obligations under the Underwriting Agreement, the Custody Agreement or the Power of Attorney;

(iii) The execution, delivery and performance of the Custody Agreement and this Agreement by such Selling Stockholder and the consummation of the transactions therein and herein contemplated will not result in a breach or violation of any of the terms and provisions of, or constitute a default under, (A) any statute, any rule, regulation or order of any governmental agency or body or any, in each case of the United States of America or in the jurisdiction of organization of such Selling Stockholder, having jurisdiction over such Selling Stockholder or any of its properties or (B) any material agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the properties of such Selling Stockholder is subject, or (C) the charter, by-laws or other organizational documents of such Selling Stockholder; except, in the case of clauses (A) and (B), where such breach, default or violation would not individually or in the aggregate be reasonably expected to have a material adverse effect on such Selling Stockholder’s ability to perform its obligations under this Agreement, the Custody Agreement and the Power of Attorney;

(iv) The Power of Attorney and related Custody Agreement with respect to each Selling Stockholder has been duly authorized, executed and delivered by such Selling Stockholder and constitute valid and legally binding obligations of such Selling Stockholder enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles and an implied covenant of good faith and fair dealing; and

(v) Upon execution and delivery of the Underwriting Agreement by one of the Attorneys (as defined in the Power of Attorney) on behalf of such Selling Stockholder, the Underwriting Agreement will have been duly authorized, executed and delivered by such Selling Stockholder.

(f) The Representatives shall have received on the Closing Date an opinion from Cravath, Swaine & Moore LLP, counsel for the Underwriters, dated the Closing Date, in form and substance reasonably satisfactory to the Representatives.

(g) The Representatives shall have received a certificate, dated such Closing Date, of the President or any Vice President and a principal financial or accounting officer of the Issuer in which such officers, to the best of their knowledge after reasonable investigation, shall state that: the representations and warranties of the Company and the Issuer in this Agreement are true and correct; each of the Company and the Issuer has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date; no stop order suspending the effectiveness of any Registration Statement has been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the Applicable Time; and, subsequent to the respective date of the most recent financial statements in the General Disclosure Package, there has been no material adverse change, nor any development or event involving a prospective material adverse change, in the condition (financial or other), business, properties or results of operations of the Company and its subsidiaries taken as a whole except as set forth in the General Disclosure Package or as described in such certificate.

(h) The Representatives shall have received a letter, dated such Closing Date, of PricewaterhouseCoopers LLP which meets the requirements of subsection (a) of this Section, except that the specified date referred to in such subsection will be a date not more than three days prior to such Closing Date for the purposes of this subsection.

(i) On or prior to the date of this Agreement, the Representatives shall have received lockup letters, each substantially in the form of Exhibit B hereto, from the directors, executive officers and stockholders of the Company listed in Schedule G hereto, relating to sales and certain other dispositions of shares of Securities or certain other securities, delivered to the Company on or before the date hereof, in full force and effect on the Closing Date.

(j) The Custodian will to deliver to the Representatives a letter stating that they will deliver to each Selling Stockholder a United States Treasury Department Form 1099 (or other applicable form or statement specified by the United States Treasury Department regulations in lieu thereof) on or before January 31 of the year following the date of this Agreement.

(k) The Merger shall have occurred as described in the General Disclosure Package and in a manner reasonably satisfactory to the Representatives.

The Selling Stockholders, the Company and the Issuer will furnish the Representatives with such conformed copies of such opinions, certificates, letters and documents as the Representatives reasonably request. The Representatives may in their sole discretion waive on behalf of the Underwriters compliance with any conditions to the obligations of the Underwriters hereunder, whether in respect of an Optional Closing Date or otherwise.

8. Indemnification and Contribution. (a) The Company and the Issuer jointly and severally agree to indemnify and hold harmless each Underwriter, its partners, members, directors, officers, affiliates and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act and each Selling Stockholder, its partners, members, directors, officers, affiliates and each person, if any, who controls such Selling Stockholder within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter or Selling Stockholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any part of any Registration Statement at any time, any Statutory Prospectus as of any time, the Prospectus or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances in which they were made) not misleading, and will reimburse each Underwriter and each Selling Stockholder for any legal or other expenses reasonably incurred by such Underwriter or such Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that neither the Company nor the Issuer will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company or the Issuer by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below.

The Company and the Issuer jointly and severally agree to indemnify and hold harmless the Designated Underwriter and its affiliates and each person, if any, who controls the Designated Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act (the “Designated Entities”), from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) (i) caused by any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company or the Issuer for distribution to Participants in connection with the Directed Share Program or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances in which they were made) not misleading; (ii) caused by the failure of any Participant to pay for and accept delivery of Directed Shares that the Participant agreed to purchase; or (iii) related to, arising out of, or in connection with the Directed Share Program, other than losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the bad faith or gross negligence of the Designated Entities.

(b) Each Selling Stockholder, severally and not jointly, agrees to indemnify and hold harmless each Underwriter, its partners, members, directors, officers, affiliates and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act, against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any part of any Registration Statement at any time, any

Statutory Prospectus as of any time, the Prospectus or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances in which they were made) not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with such Selling Stockholder’s Selling Stockholder Information, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Stockholders will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company or the Issuer by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below; provided further, however, that the aggregate liability of each such Selling Stockholder pursuant to this subsection (b), subsection (e) below and Section 10 shall not exceed the amount of proceeds (after deducting underwriting discounts and commissions) each such Selling Stockholder receives from the sale of the Offered Securities.

(c) Each Underwriter severally and not jointly agrees to indemnify and hold harmless the Company, its directors and officers and each person, if any, who controls the Company within the meaning of Section 15 of the Act, the Issuer, its directors and officers and each person, if any, who controls the Issuer within the meaning of Section 15 of the Act and each Selling Stockholder, its directors and officers and each person, if any, who controls such Selling Stockholder within the meaning of Section 15 of the Act against any losses, claims, damages or liabilities to which such parties may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any part of any Registration Statement at any time, any Statutory Prospectus as of any time, the Prospectus, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances in which they were made) not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company or the Issuer by such Underwriter through the Representatives specifically for use therein, and will reimburse any legal or other expenses reasonably incurred by the Company, the Issuer and each Selling Stockholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred, it being understood and agreed that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the [fourth] paragraph under the caption “Underwriting” and the information contained in the [thirteenth] and [fourteenth] paragraphs under the caption “Underwriting”.

(d) Promptly after receipt by an indemnified party under this Section or Section 10 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a), (b) or (c) above or Section 10, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a), (b) or (c) above or Section 10 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a), (b) or (c) above or Section 10. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party); provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. After notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section or Section 10 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the fees and expenses of more than one firm of attorneys (together with local counsel) representing the indemnified parties who are parties to such action), which counsel (together with any local counsel) for the indemnified parties shall be selected by the Representatives (in the case of counsel for the indemnified parties referred to in Section 8(a) and (b) above) or by the Company (in the case of counsel for the indemnified parties referred to in Section 8(c) above)), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party authorizes the indemnified party to employ separate counsel at the indemnifying party’s expense, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party and shall be paid as they are incurred. Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to the last paragraph in Section 8(a) hereof in respect of such action or proceeding, then in addition to such separate firm for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate firm (in addition to any local counsel) for the Designated Underwriter for the defense of any losses, claims, damages and liabilities arising out of the Directed Share Program, and all persons, if any, who control the Designated Underwriter within the meaning of either Section 15 of the Act of Section 20 of the Exchange Act. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act by or on behalf of an indemnified party.

(e) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a), (b) or (c) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a), (b) or (c) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Issuer and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, the Issuer and the Selling Stockholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Company, the Issuer and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, the Issuer and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Issuer, the Selling Stockholders or the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (e). Notwithstanding the provisions of this subsection (e), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (e) to contribute are several in proportion to their respective underwriting obligations and not joint. The obligations of each Selling Stockholder in this subsection (e) are several and not joint and the aggregate liability of each such Selling Stockholder pursuant to this subsection (e), subsection (b) above and Section 10 shall not exceed the amount of proceeds (after deducting underwriting discounts and commissions) each such Selling Stockholder shall receive from the sale of the Offered Securities.

(f) The obligations of the Company, the Issuer and the Selling Stockholders under this Section and Section 10 shall be in addition to any liability which the Company, the Issuer and the Selling Stockholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter or the QIU (as hereinafter defined) within the meaning of the Act; and the obligations of the Underwriters under this Section shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each director of the Company, to each officer of the Company who has signed a Registration Statement and to each person, if any, who controls the Company within the meaning of the Act.

9. Default of Underwriters. If any Underwriter or Underwriters default in their obligations to purchase Offered Securities hereunder on either the First or any Optional Closing Date and the aggregate number of shares of Offered Securities that such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed 10% of the total number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date, the Representatives may make arrangements satisfactory to the Company, the Issuer and the Selling Stockholders for the purchase of such Offered Securities by other persons, including any of the Underwriters, but if no such arrangements are made by such Closing Date, the non-defaulting Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Offered Securities that such defaulting Underwriters agreed but failed to purchase on such Closing Date. If any Underwriter or Underwriters so default and the aggregate number of shares of Offered Securities with respect to which such default or defaults occur exceeds 10% of the total principal amount number of shares of Offered Securities that the Underwriters are obligated to purchase on such Closing Date and arrangements satisfactory to the Representatives, the Company, the Issuer and the Selling Stockholders for the purchase of such Offered Securities by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter, the Company, the Issuer or the Selling Stockholders except as provided in Section 11 (provided that if such default occurs with respect to Optional Securities after the First Closing Date, this Agreement will not terminate as to the Firm Securities or any Optional Securities purchased prior to such termination). As used in this Agreement, the term “Underwriter” includes any person substituted for an Underwriter under this Section. Nothing herein will relieve a defaulting Underwriter from liability for its default.

10. Qualified Independent Underwriter. The Company hereby confirms that at its request Jefferies has without compensation acted as “qualified independent underwriter” (in such capacity, the “QIU”) within the meaning of Rule 2720 of the Conduct Rules of the NASD in connection with the offering of the Offered Securities. The Company and the Issuer, jointly and severally, and the Selling Stockholders, severally but not jointly, agree to indemnify and hold harmless the QIU against any losses, claims, damages or liabilities, joint or several, to which the QIU may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the QIU’s acting (or alleged failing to act) as such “qualified independent underwriter” and will reimburse the QIU for any legal or other expenses reasonably incurred by the QIU in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred. The liability of each Selling Stockholder pursuant to this Section 10 shall be to the extent, and only to the extent, that such losses, claims, damages or liabilities arise from an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with such Selling Stockholder’s Selling Stockholder Information and the aggregate liability of each such Selling Stockholder pursuant to this Section 10 and subsections (b) and (e) of Section 8 shall not exceed the amount of proceeds (after deducting underwriting discounts and commissions) each such Selling Stockholder shall receive from the sale of the Offered Securities.

11. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Selling Stockholders, of the Company or its officers, of the Issuer or its officers and of the several Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any Underwriter, any Selling Stockholder, the Company, the Issuer or any of their respective representatives, officers or directors or any controlling person, and will survive delivery of and payment for the Offered Securities. If this Agreement is terminated pursuant to Section 9 or if for any reason the purchase of the Offered Securities by the Underwriters is not consummated, the Company and the Issuer shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 5 and the respective obligations of the Company, the Issuer and the Selling Stockholders and the Underwriters pursuant to Section 8 and the obligations of the Company, the Issuer and the Selling Stockholders pursuant to Section 10 shall remain in effect, and if any Offered Securities have been purchased hereunder the representations and warranties in

Section 2 and all obligations under Section 5 shall also remain in effect. If the purchase of the Offered Securities by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 9 or the occurrence of any event specified in clause (ii), (iii), (iv), (v) or (viii) of Section 13, the Company and the Issuer will, jointly and severally, reimburse the Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Offered Securities.

12. Notices. All communications hereunder will be in writing and, if sent to the Underwriters, will be mailed, delivered or telegraphed and confirmed to the Representatives, c/o Deutsche Bank Securities Inc., 60 Wall Street, 4th Floor, New York, NY 10005, Attention: Syndicate Manager, with a copy to Deutsche Bank Securities Inc., 60 Wall Street, New York, NY 10005, Attention: General Counsel, or, if sent to the Company or the Issuer, will be mailed, delivered or telegraphed and confirmed to it at 1715 North Westshore Boulevard, Suite 650, Tampa, F.L. 33607, Attention: General Counsel, or, if sent to any Selling Stockholder, will be mailed, delivered or telegraphed and confirmed to such Selling Stockholder at the address set forth on Schedule A hereto; provided, however, that any notice to an Underwriter pursuant to Section 8 will be mailed, delivered or telegraphed and confirmed to such Underwriter.

13. Termination. This Agreement may be terminated by you by notice to the Company, the Issuer and the Selling Stockholders:

(a) at any time prior to the First Closing Date or any Optional Closing Date (if different from the First Closing Date and then only as to Optional Securities) if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement, the General Disclosure Package and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business, (ii) any outbreak or escalation of hostilities or declaration of war or national emergency or other national or international calamity or crisis or change in economic or political conditions if the effect of such outbreak, escalation, declaration, emergency, calamity, crisis or change on the financial markets of the United States would, in your judgment, make it impracticable or inadvisable to market the Shares or to enforce contracts for the sale of the Shares, or (iii) suspension of trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the Nasdaq Global Market or limitation on prices (other than limitations on hours or numbers of days of trading) for securities on either such Exchange, (iv) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects or may materially and adversely affect the business or operations of the Company, (v) the declaration of a banking moratorium by United States or New York State authorities, (vi) any downgrading, or placement on any watch list for possible downgrading, in the rating of any of the Company’s debt securities by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Exchange Act); (vii) the suspension of trading of the Company’s common stock by the Nasdaq Global Market, the Commission, or any other governmental authority or (viii) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs which in your reasonable opinion has a material adverse effect on the securities markets in the United States; or

(b) as provided in Sections 7 and 9 of this Agreement.

14. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective personal representatives and successors and the officers and directors and controlling persons referred to in Section 8, and no other person will have any right or obligation hereunder.

15. Representation. The Representatives will act for the several Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Representatives jointly or by the Representatives will be binding upon all the Underwriters. The Attorneys (as defined in the Power of Attorney) will act for the Selling Stockholders in connection with the transactions contemplated by this Agreement, and any action under or in respect of this Agreement taken by any of the Attorneys will be binding upon all the Selling Stockholders.

16. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

17. Absence of Fiduciary Relationship. The Company, the Issuer and each Selling Stockholder acknowledge and agree that:

(a) The Representatives have been retained solely to act as underwriters in connection with the sale of Offered Securities and that no fiduciary, advisory or agency relationship between the Company, the Issuer or the Selling Stockholders, on the one hand, and the Representatives, on the other, has been created in respect of any of the transactions contemplated by this Agreement or the Prospectus, irrespective of whether the Representatives have advised or is advising the Company, the Issuer or any Selling Stockholder on other matters;

(b) the price of the Offered Securities set forth in this Agreement was established by the Company, the Issuer and the Selling Stockholders following discussions and arms-length negotiations with the Representatives, and the Company and the Selling Stockholders are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement;

(c) the Company, the Issuer and the Selling Stockholders have been advised that the Representatives and their affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company, the Issuer or the Selling Stockholders and that the Representatives have no obligation to disclose such interests and transactions to the Company, the Issuer or the Selling Stockholders by virtue of any fiduciary, advisory or agency relationship; and

(d) the Company, the Issuer and the Selling Stockholders waive, to the fullest extent permitted by law, any claims they may have against the Representatives for breach of fiduciary duty or alleged breach of fiduciary duty and agree that the Representatives shall have no liability (whether direct or indirect) to the Company, the Issuer or the Selling Stockholders in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company, or the Issuer, including stockholders, employees or creditors of the Issuer.

18. Research Analyst Independence. The Company, the Issuer and each of the Selling Stockholders acknowledges that the Underwriters’ research analysts and research departments are required to and should be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and as such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Issuer or the offering that differ from the views of their respective investment banking divisions. The Company, the Issuer and each of the Selling Stockholders understand that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

19. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York .

The Company, the Issuer and each Selling Stockholder hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

[The Remainder of This Page Intentionally Left Blank; Signature Pages Follow]

If the foregoing is in accordance with the Representatives’ understanding of our agreement, kindly sign and return to the Company one of the counterparts hereof, whereupon it will become a binding agreement among the Selling Stockholders, the Company, the Issuer and the several Underwriters in accordance with its terms.

Very truly yours,

SWITCH & DATA FACILITIES COMPANY, INC.,

by
Name:
Title:

SWITCH AND DATA, INC.,

by
Name:
Title:

by [•], as Attorney-in-Fact for the Selling Stockholders,

The foregoing Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

DEUTSCHE BANK SECURITIES INC. JEFFERIES & COMPANY, INC.

Acting on behalf of themselves and as the Representatives of the several Underwriters.

BY DEUTSCHE BANK SECURITIES INC.

by
Name:
Title:

by
Name:
Title:

BY JEFFERIES & COMPANY, INC.

by
Name:
Title:

SCHEDULE A

Selling Stockholder	Number of Firm Securities to be Sold	Number of Optional Securities to be Sold
[Name]
[Address]

Total	2,666,667	1,750,000

SCHEDULE B

Underwriter	Number of Firm Securities to be Purchased
Deutsche Bank Securities Inc.
Jefferies & Company, Inc.
CIBC World Markets Corp.
RBC Capital Markets Corporation
Lazard Capital Markets LLC
Merriman Curham Ford & Co.

Total	11,666,667

SCHEDULE C

SCHEDULE D

SCHEDULE E

Name of Subsidiary	Jurisdiction of Organization
Switch & Data Holdings, Inc.	Delaware
Switch and Data Enterprises, Inc.	Delaware
Switch & Data Facilities Company LLC	Delaware
Switch and Data Operating Company LLC	Delaware
Switch and Data Management Company LLC	Delaware
Switch and Data Toronto, Ltd.	Ontario
Switch & Data AZ One LLC	Delaware
Switch & Data CA One LLC	Delaware
Switch & Data CA Two LLC	Delaware
Switch and Data CA Nine LLC	Delaware
Switch & Data CO One LLC	Delaware
Switch and Data Communications, LLC	Texas
Switch & Data FL One LLC	Delaware
Switch & Data FL Two LLC	Delaware
Switch & Data FL Four LLC	Delaware
Switch and Data FL Seven LLC	Texas
Switch & Data GA One LLC	Delaware
Switch and Data GA Three LLC	Delaware
Switch & Data IL One LLC	Delaware
Switch and Data IL Four LLC	Delaware
Switch and Data IL Five LLC	Texas
Switch & Data IN One LLC	Delaware
Switch & Data LA One LLC	Delaware
Switch & Data MA One LLC	Delaware
Switch & Data MI One LLC	Delaware
Switch & Data MO One LLC	Delaware
Switch & Data MO Two LLC	Delaware
Switch & Data NY One LLC	Delaware
Switch and Data NY Four LLC	Delaware
Switch and Data NY Five LLC	Delaware
Switch & Data/NY Facilities Company LLC	Delaware
Switch & Data OH One LLC	Delaware
Switch & Data PA Two LLC	Delaware
Switch and Data PA Three LLC	Delaware
Switch and Data PA Four LLC	Delaware
Switch & Data TN Two LLC	Delaware
Switch & Data TX One LLC	Delaware
Switch and Data TX Five LP	Delaware
Switch and Data TX Six LLC	Texas
Switch and Data Dallas Holdings I LLC	Delaware
Switch and Data Dallas Holdings II LLC	Delaware
Switch & Data VA One LLC	Delaware
Switch & Data VA Two LLC	Delaware
Switch and Data VA Four LLC	Delaware
Switch & Data WA One LLC	Delaware
Switch and Data WA Three LLC	Delaware
SDOC Acquisition, Inc.	Delaware

SCHEDULE F

SCHEDULE G

EXHIBIT A

SWITCH & DATA FACILITIES COMPANY, INC.

Public Offering of Common Stock

IRREVOCABLE POWER OF ATTORNEY OF SELLING STOCKHOLDER

Messrs. Keith Olsen, George Pollock and

Clayton Mynard, as Attorneys-in-fact

c/o Switch & Data Facilities Company, Inc.

1715 North Westshore Boulevard, Suite 4100

Tampa, Florida 33602

The undersigned stockholder of Switch & Data Facilities Company, Inc., a Delaware corporation (the “Company”), understands that it is contemplated that certain stockholders of the Company, including the undersigned (“Selling Stockholders”), will sell Common Stock, $0.0001 par value (“Common Stock”), of Switch and Data, Inc., a Delaware corporation (the “Issuer”), which will be the successor by merger to the Company, to certain underwriters (the “Underwriters”) represented by Deutsche Bank Securities Inc. (“Deutsche Bank”) and Jefferies & Company, Inc. (collectively, the “Representatives”) pursuant to the Underwriting Agreement referred to below, and that the Underwriters propose to offer and sell such Common Stock to the public. The undersigned also understands that, in connection with such offer and sale, the Company has filed a Registration Statement (“Registration Statement”) with the Securities and Exchange Commission (“Commission”) to register under the Securities Act of 1933 the shares to be offered.

Concurrently with the execution and delivery of this Power of Attorney, the undersigned is also executing and delivering a Custody Agreement in substantially the form attached as Annex I (the “Custody Agreement”) pursuant to which certificates for at least the percentage of shares of Common Stock to be sold by the undersigned as set forth opposite the signature of the undersigned at the end of this instrument will be held in custody by American Stock Transfer & Trust Company, as custodian (“Custodian”).

1. In connection with the foregoing, the undersigned hereby irrevocably constitutes and appoints Messrs. Keith Olsen, George Pollock and Clayton Mynard as attorneys-in-fact (individually, an “Attorney” and collectively, the “Attorneys”) of the undersigned, each with full power and authority to act together or alone, including full power of substitution, in the name of and for and on behalf of the undersigned with respect to all matters arising in connection with the sale of Common Stock by the undersigned including, but not limited to, the power and authority to take any and all of the following actions:

(a) to sell, assign and transfer to the Underwriters pursuant to the Underwriting Agreement (as defined herein) the Maximum Percentage of Shares (as set forth on the signature page hereof) of Common Stock (including, if the Underwriters shall exercise their over-allotment option contained in the Underwriting Agreement, up to the Maximum Percentage of Optional Shares (as set forth on the signature page hereof)) and which shares of Common Stock are to be received in exchange for the securities of the Company currently owned of record by the undersigned and which shares will be held in custody by the Custodian pursuant to the Custody Agreement, or such lesser percentage as the Attorneys, or any one of them, in their or his sole discretion shall determine, at a purchase price per share to be paid by the Underwriters, as determined by negotiation among the Company, the Attorneys and the Representatives, but at the same price per share to be paid by the Underwriters to each of the other Selling Stockholders and to the Company for the Common Stock sold by it;

(b) for the purpose of effecting such sale, to make, execute, deliver and perform the undersigned’s obligations under the Underwriting Agreement among the Company, the Selling Stockholders and the Underwriters substantially in the form filed as an exhibit to the Registration Statement (such agreement, in the form in which executed, being herein called the “Underwriting Agreement”), receipt of a draft of which is hereby acknowledged, containing such additions to or changes in the terms, provisions and conditions thereof as the Attorneys, or any one of them, in their or his sole discretion shall determine, including, subject to the limitation set forth in paragraph 1(a) hereof, the purchase price per share to be paid by the Underwriters and including any additions to or changes in the terms, provisions and conditions thereof relating to the public offering of such Common Stock by the Underwriters;

(c) to give such orders and instructions to the Company, the Issuer, the Custodian or the transfer agent for the Common Stock as the Attorneys, or any one of them, in their or his sole discretion shall determine, with respect to (i) the exchange of the securities of the Company for Common Stock, (ii) the transfer of the Common Stock on the books of the Issuer in order to effect the sale to the Underwriters, including giving the name or names in which such Common Stock is to be issued and the denominations thereof, (iii) the delivery to or for the account of the Underwriters of such Common Stock against receipt by the Custodian of the purchase price to be paid therefor, (iv) the payment by the Custodian out of the proceeds of such sale of any expenses that are to be borne by the undersigned in connection with the offer, sale and delivery of the Common Stock and (v) the remittance to the undersigned of new certificates representing that number of shares of Common Stock, if any, that is in excess of the number of shares of Common Stock sold and to be sold at any subsequent Closing Date by the undersigned to the Underwriters;

(d) to retain legal counsel in connection with any and all matters referred to herein (which counsel may, but need not, be counsel for the Company or the Issuer);

(e) to execute and deliver any amendment to the Custody Agreement; provided, however, that no such amendment shall increase the percentage of shares of Common Stock to be sold by the undersigned above the Maximum Percentage of Shares specified below (including, if the Underwriters shall exercise their over-allotment option contained in the Underwriting Agreement, the Maximum Percentage of Optional Shares);

(f) to agree to the allocation of the expenses of the offering among the Company and the Selling Stockholders, including the undersigned;

(g) to endorse (in blank or otherwise) on behalf of the undersigned the certificate or certificates representing the Common Stock to be sold by the undersigned or the securities of the Company exchangeable therefor, or a stock power or powers with respect to such certificate or certificates;

(h) to make, acknowledge, verify and file on behalf of the undersigned applications, consents to service of process and such other documents, undertakings or reports as may be required by law with state commissioners or officers administering state securities laws; and

(i) to make, exchange, acknowledge and deliver all such other contracts, powers of attorney, orders, receipts, notices, requests, instructions, certificates, letters and other writings, including communications to the Commission, and amendments to the Underwriting Agreement, and in general to do all things and to take all actions, that the Attorneys, or any one of them, in their or his or her sole discretion may consider in good faith necessary or proper in connection with or to carry out the aforesaid sale of Common Stock to the Underwriters and the public offering thereof, as fully as could the undersigned if personally present and acting.

2. This Power of Attorney and all authority conferred hereby are granted and conferred subject to the interests of the Underwriters and in consideration of those interests, and for the purpose of completing the transactions contemplated by the Underwriting Agreement and this Power of Attorney. This Power of Attorney and all authority conferred hereby shall be irrevocable and shall not be terminated by the undersigned or by operation of law, whether by the death or incapacity of the undersigned (if the undersigned is an individual), by the death or incapacity of any trustee or executor or the termination of any trust or estate (if the undersigned is a trust or an estate), or by the dissolution or liquidation of any corporation or partnership (if the undersigned is a corporation or partnership), or by the occurrence of any other event. If any event described in the preceding sentence shall occur before the delivery of the Common Stock to be sold by the undersigned under the Underwriting Agreement, certificates for such Common Stock shall be delivered by or on behalf of the undersigned in accordance with the terms and conditions of the Underwriting Agreement and the Custody Agreement, and all other actions required to be taken under the Underwriting Agreement and the Custody Agreement shall be taken, and action taken by the Attorneys, or any one of them, pursuant to this Power of Attorney shall be as valid as if such event had not occurred, whether or not the Custodian, the Attorneys, or any one of them, shall have received notice of such event.

Notwithstanding the foregoing, if the Underwriting Agreement shall not be entered into and the transactions contemplated thereby shall not be consummated prior to the 180th day after the date of this Power of Attorney, then from and after such date the undersigned shall have the power to revoke all authority hereby conferred by giving notice on or promptly after such date to each of the Attorneys, with a copy to the Custodian, that this Power of Attorney has been terminated; subject, however, to all lawful action done or performed by the Attorneys or any one of them, pursuant to this Power of Attorney prior to the actual receipt of such notice.

3. The undersigned ratifies all that the Attorneys, or any one of them, has done or shall do in good faith and pursuant to paragraphs 1 and 2 of this Power of Attorney.

4. The Attorneys shall be entitled to act and rely upon any statement, request, notice or instruction respecting this Power of Attorney given to the Attorneys by the undersigned; provided, however, that the Attorneys shall not be entitled to act on any statement or notice to the Attorneys with respect to a Closing Date under the Underwriting Agreement, or with respect to the termination of the Underwriting Agreement, or advising that the Underwriting Agreement shall not have been executed and delivered, unless such statement or notice shall have been confirmed in writing to the Attorneys by Deutsche Bank.

5. The undersigned agrees to hold the Attorneys, jointly and severally, free and harmless from any and all loss, damage or liability that they, or either one of them, may sustain as a result of any action taken in good faith hereunder. It is understood that the Attorneys shall serve without compensation.

6. In acting hereunder, the Attorneys may rely on the representations, warranties and agreements of the undersigned made in the Custody Agreement.

7. This Power of Attorney shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

Date: January , 2007
Print name(s)

Maximum Percentage of Shares of Common Stock to be sold to the Underwriters:
Signature(s)

%[2]
Address

Including: Maximum Percentage of Optional Shares to be sold to Underwriters:

%[3]

[1]	The stockholder should indicate the same percentage as set forth on the notice being sent by such stockholder to the Company.
[2]	The stockholder should indicate the same percentage as for “Maximum Percentage of Shares of Common Stock to be sold to the Underwriters.”

ANNEX I

SWITCH & DATA FACILITIES COMPANY, INC.

Public Offering of Common Stock

CUSTODY AGREEMENT

American Stock Transfer & Trust Company

6201 15th Avenue

Brooklyn, New York 11219

Attention: Susan Silber, Assistant Secretary

Dear Sirs:

There are delivered to you herewith two duly executed stock powers, in blank (with the signatures guaranteed by a bank, trust company, broker, dealer, municipal securities dealer, government securities dealer or broker, credit union, national securities exchange, registered securities association or clearing agency, or savings institution that is a participant in a Securities Transfer Association recognized program or by a Medallion Signature Guarantor) pursuant to which you may transfer up to the percentage shares of Common Stock, $0.0001 par value (the “Common Stock”), of Switch and Data, Inc., a Delaware corporation (the “Issuer”), which will be the successor by merger to Switch & Data Facilities Company, Inc. (the “Company”), set forth opposite the signature of the undersigned at the end of this letter. The undersigned agrees to deliver to the Attorneys (as defined herein) or to you such additional documentation as the Attorneys, or any one of them, or the Company, the Issuer or Deutsche Bank Securities Inc. or you or any of their respective counsel may request to effectuate or confirm compliance with any of the provisions hereof, of the Company’s or the Issuer’s Certificate of Incorporation or of the Underwriting Agreement (as defined herein), all of the foregoing to be in form and substance satisfactory in all respects to the Attorneys and you. The certificates for Common Stock that will be received in exchange for securities of the Company are to be held by you as Custodian for the account of the undersigned and are to be disposed of by you in accordance with this Custody Agreement.

Concurrently with the execution and delivery of this Custody Agreement, the undersigned has executed and delivered an irrevocable power of attorney (“Power of Attorney”) to Messrs. Keith Olsen, George Pollock and Clayton Mynard or their duly designated substitutes (individually, an “Attorney” and collectively, the “Attorneys”), authorizing the Attorneys, or any one of them (inter alia), to sell from the number of shares of Common Stock represented by the certificates to be held in custody by you hereunder (which shares will be issued in exchange for securities of the Company), up to that percentage of shares of Common Stock set forth opposite the signature of the undersigned at the end of this letter (including any Optional Shares (as defined in the Underwriting Agreement)), or such lesser percentage as the Attorneys, or any one of them, may determine, and for that purpose to enter into and perform an underwriting agreement (the “Underwriting Agreement”), among the Company, certain stockholders of the Company including the undersigned (the “Selling Stockholder”), and certain underwriters (the “Underwriters”) represented by Deutsche Bank Securities Inc. (“Deutsche Bank”) and Jefferies & Company, Inc. (collectively, the “Representatives”).

In addition, the undersigned has completed and signed the attached Substitute Form W-9.

You are authorized and directed (a) to hold the Common Stock to be issued to the undersigned in your custody and (b) on each closing date specified in the Underwriting Agreement at which the undersigned is selling any shares of Common Stock (each, a “Closing Date”) to take all necessary action (i) to cause the Common Stock to be transferred on the books of the Company into such names as the Attorneys, or any one of them, or Deutsche Bank shall have instructed you and to cancel the certificates representing such Common Stock and register such shares of Common Stock in such names and in such denominations as the Attorneys, or any one of them, or Deutsche Bank shall have instructed you, (ii) to deliver such new shares to Deutsche Bank for the account of the Underwriters, against payment of the purchase price for such Common Stock, and give receipt for such payment, (iii) to pay such expenses, including transfer taxes, as you may be instructed to pay by the Attorneys, or any one of them, and, if instructed by an Attorney to do so, remit to the undersigned the balance, after deducting such expenses, of the amount received by you as payment for such Common Stock, and (iv) to furnish to the undersigned a Form 1099 on or before the next following January 31. With such remittance you shall also deliver or cause to be delivered to the undersigned new certificates (which may bear appropriate legends) representing the number of shares of Common Stock issued in exchange for the securities of the Company held in custody hereunder (if any) that are in excess of the number of shares of Common Stock sold (and to be sold at any subsequent Closing Date) by the undersigned to the Underwriters.

If the Underwriting Agreement shall not be entered into and the transactions contemplated thereby shall not be consummated prior to the 180th day after the date of this Custody Agreement then, notwithstanding the terms of the third paragraph next below, upon the written request to you of the Attorneys, or any one of them, or the undersigned (accompanied in the latter case by written notice of termination of the Power of Attorney addressed to each of the Attorneys with a copy to you) on or promptly after that date, you are to return to the undersigned any certificates for Common Stock held in custody hereunder.

Under the terms of the Power of Attorney, the authority conferred thereby is granted, made and conferred subject to and in consideration of the interests of the Underwriters and, except as set forth in the preceding paragraph, is irrevocable and not subject to termination by the undersigned or by operation of law, and the obligations of the undersigned under the Underwriting Agreement are similarly not subject to termination and shall remain in full force and effect until such date. Accordingly, the certificates held in custody by you hereunder and this Custody Agreement and your authority hereunder are subject to the interests of the Underwriters, and this Custody Agreement and your authority hereunder are irrevocable and are not subject to termination, except as set forth in the preceding paragraph, by the undersigned or by operation of law, whether by the death or incapacity of the undersigned (if the undersigned is an individual), by the death or incapacity of any trustee or executor or the termination of any trust or estate (if the undersigned is a trust or an estate), or by the dissolution or liquidation of any corporation or partnership (if the undersigned is a corporation or partnership) or the occurrence of any other event. If any event referred to in the preceding sentence should occur before the delivery of the Common Stock to be sold by the undersigned under the Underwriting Agreement, certificates for such Common Stock shall, except as specifically provided in the Underwriting Agreement, be delivered by you on behalf of the undersigned in accordance with the terms and conditions of the Underwriting Agreement and this Custody Agreement, and action taken by you pursuant to this Custody Agreement shall be as valid as if such event had not occurred, whether or not you or the Attorneys, or any one of them, shall have received notice of such event.

Until payment of the purchase price pursuant to the Underwriting Agreement has been made to the undersigned by or for the account of the Underwriters, the undersigned shall remain the owner of the Common Stock held in custody by you hereunder and shall have the right to vote such Common Stock and all other Common Stock, if any, represented by the certificates held in custody by you hereunder and to receive any and all dividends and distributions thereon.

You shall be entitled to act and rely upon any statement, request, notice or instruction respecting this Custody Agreement given to you by the Attorneys, or any one of them; provided, however, that you shall not be entitled to act on any statement or notice to you with respect to a Closing Date under the Underwriting Agreement, or with respect to the termination of the Underwriting Agreement, or advising that the Underwriting Agreement shall not have been executed and delivered, unless such statement or notice shall have been confirmed in writing to you by Deutsche Bank.

It is understood that you assume no responsibility or liability to any person other than to deal with the certificates deposited with you hereunder and to deliver to the undersigned a Form 1099 in accordance with the provisions of this Custody Agreement, and the undersigned agrees to indemnify and hold you harmless with respect to anything done by you in good faith in accordance with the foregoing instructions.

The representations, warranties and agreements contained in the Underwriting Agreement are made for the benefit of, and may be relied upon by, the Attorneys, the Company, the Underwriters, the Custodian and the representatives, agents and counsel of each of the foregoing.

This Custody Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Please acknowledge your acceptance hereof as Custodian, and receipt of the two stock powers delivered to you hereunder, by executing and returning to the undersigned the enclosed copy hereof.

Dated: January , 2007	Very truly yours,

Print Name(s)

Maximum Percentage of Shares of Common Stock to be sold to the Underwriters:
Signature(s)

%[4]

Including: Maximum Number of Optional Shares to be sold to Underwriters:

%[5]

AMERICAN STOCK TRANSFER & TRUST COMPANY

By:
Name:
Title:

[4]	The stockholder should indicate the same percentage as set forth on the notice being sent by such stockholder to the Company.
[5]	The stockholder should indicate the same percentage as for “Maximum Percentage of Shares of Common Stock to be sold to the Underwriters.”

PAYOR’S NAME: [Name of Custodian]

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payor’s Request for Taxpayer Identification Number (“TIN”) and Certification	Part 1 – Taxpayer Identification Number – For all accounts, enter your taxpayer identification number in the box at right. (For most individuals, this is your social security number.) Certify by signing and dating below.	Social Security Number OR Employer Identification Number Awaiting TIN ☐
Part 2 – For Payees Exempt from Backup Withholding, see the enclosed Guidelines and complete as instructed therein.

CERTIFICATION — Under penalties of perjury, I certify that:

(1)    The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me), and

(2)    I am not subject to backup withholding because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding.

CERTIFICATE INSTRUCTIONS — You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2).

Print name

Print address

Signature	Date

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU MARKED “AWAITING TIN” IN THE SPACE PROVIDED FOR THE TIN IN PART 1 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office of (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% of all reportable payments made to me will be withheld and retained until I provide a tax identification number to the payor and that, if I do not provide my taxpayer identification number within sixty (60) days, such retained amounts will be remitted to the IRS as backup withholding.

Signature	Date

Name (Please Print)

EXHIBIT B

Form of Lock-Up Agreement

[•], 200[•]

SWITCH & DATA FACILITIES COMPANY, INC.

1715 North Westshore Boulevard, Suite 650

Tampa, FL 33607

DEUTSCHE BANK SECURITIES INC.

JEFFERIES & COMPANY, INC.

As Representatives of the Several Underwriters

c/o Deutsche Bank Securities Inc.

60 Wall Street, 4th Floor

New York, NY 10005

Dear Sirs:

As an inducement to the Underwriters to execute the Underwriting Agreement, pursuant to which an offering will be made that is intended to result in the establishment of a public market for the Common Stock, par value $0.0001 per share (the “Securities”), of Switch & Data Facilities Company, Inc., and any successor (by merger or otherwise) thereto (the “Company”), the undersigned hereby agrees that during the period specified in the following paragraph (the “Lock-Up Period”), the undersigned will not offer, sell, contract to sell, pledge or otherwise dispose of, directly or indirectly, any shares of Securities or securities convertible into or exchangeable or exercisable for any shares of Securities, enter into a transaction which would have the same effect, or enter into any swap, hedge or other arrangement that transfers, in whole or in part, any of the economic consequences of ownership of the Securities, whether any such aforementioned transaction is to be settled by delivery of the Securities or such other securities, in cash or otherwise, or publicly disclose the intention to make any such offer, sale, pledge or disposition, or to enter into any such transaction, swap, hedge or other arrangement, without, in each case, the prior written consent of Deutsche Bank Securities Inc. and Jefferies & Company, Inc. (the “Joint Lead Managers”). In addition, the undersigned agrees that, without the prior written consent of the Joint Lead Managers, it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any Securities or any security convertible into or exercisable or exchangeable for the Securities.

The initial Lock-Up Period will commence on the date of this Lock-Up Agreement and continue and include the date 180 days after the public offering date set forth on the final prospectus (the “Final Prospectus”) used to sell the Securities (the “Public Offering Date”) pursuant to the Underwriting Agreement, to which the Company expects to become a party, except that, in the event that the undersigned becomes party to the Underwriting Agreement, the undersigned may sell shares of the Company’s Securities pursuant to the terms of the Underwriting Agreement. However, in the event that either (i) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or material news or a material event relating to the Company occurs or (ii) prior to the expiration of the initial Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the occurrence of the material news or material event, as applicable, unless the Joint Lead Managers waive, in writing, such extension.

The undersigned hereby acknowledges and agrees that written notice of any extension of the Lock-Up Period pursuant to the previous paragraph will be delivered by the Joint Lead Managers to the Company (in accordance with Section 12 of the Underwriting Agreement) and that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned. The undersigned further agrees that, prior to engaging in any transaction or taking any other action that is subject to the terms of this

Lock-Up Agreement during the period from the date of this Lock-Up Agreement to and including the 34th day following the expiration of the initial Lock-Up Period, it will give notice thereof to the Company and will not consummate such transaction or take any such action unless the Company promptly confirms in writing that the Lock-Up Period (as may have been extended pursuant to the previous paragraph) has expired. In addition, after the 34th day following the expiration of the Lock-Up period (as it may have been extended), the Company undertakes to promptly notify the undersigned that such Lock-Up period has expired.

Any Securities received upon the exercise of options or upon conversion or exchange of any other security will also be subject to this Agreement, provided that nothing contained herein shall limit or restrict the ability of the undersigned to exercise any such options or to convert or exchange any such security into Securities. Any Securities acquired by the undersigned in the open market will not be subject to this Agreement. A transfer of Securities to a family member or trust may be made, provided the transferee agrees to be bound in writing by the terms of this Agreement prior to such transfer and no filing by any party (donor, donee, transferor or transferee) under the Securities Exchange Act of 1934 shall be required or shall be voluntarily made in connection with such transfer (other than a filing on a Form 5 made after the expiration of the Lock-Up Period).

In furtherance of the foregoing, the Company and its transfer agent and registrar are hereby authorized to decline to make any transfer of shares of Securities if such transfer would constitute a violation or breach of this Agreement.

This Agreement shall be binding on the undersigned and the successors, heirs, personal representatives and assigns of the undersigned. This Agreement shall lapse and become null and void (i) if the Public Offering Date shall not have occurred on or before March 31, 2007 or (ii) upon written notice from an authorized officer of the Company to the Joint Lead Managers that the Company has determined not to pursue or consummate the public offering of the Securities described herein. In addition, in the event that the undersigned becomes party to the Underwriting Agreement, this Agreement shall lapse and be superseded by the Underwriting Agreement. This agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

Delivery of an executed signature page to this letter by facsimile shall be effective as delivery of a manually executed signature page of this letter.

Very truly yours,

(Name)

(Address)